SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant   ☒
Filed by a party other than the Registrant   ☐
Check the appropriate box:
☐	Preliminary proxy statement	☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a—6(e)(2))
☒         Definitive proxy statement
☐         Definitive additional materials
☐         Soliciting material under Rule 14a-12

FortuNet, Inc.

(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒         No fee required.
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(1)         Title of each class of securities to which transaction applies:

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amount on which the filing fee is calculated and state how it was determined):

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(4)         Date Filed:

FORTUNET, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 13, 2008

TIME                         9:00 a.m., Pacific Daylight Time, on May 13, 2008

LOCATION               FortuNet, Inc.
2950 South Highland Drive
Las Vegas, Nevada 89109

PROPOSALS	1.	To elect five (5) directors to serve until the 2009 annual meeting of stockholders and until their successors are elected and qualified.

2.	To ratify the appointment of Schechter Dokken Kanter Andrews & Selcer Ltd. as the independent registered public accounting firm for FortuNet, Inc. for the fiscal year ending December 31, 2008.

3.	To consider such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement which is attached and made a part hereof.

RECORD DATE
You are entitled to vote at the 2008 Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournment or postponement thereof if you were a stockholder at the close of business on March 14, 2008.

VOTING
YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE PROMPTLY TO ENSURE YOUR PRESENCE AND THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING.  You may vote your shares by using the Internet or the telephone.  Instructions for using these services are set forth on the enclosed proxy card.  You may also vote your shares by marking, signing, dating and returning the proxy card in the enclosed postage-prepaid envelope.  If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so.  Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

INTERNET	Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting
AVAILABILITY	to be held on May 13, 2008. The proxy statement is available at www.proxyvote.com.

By Order of the Board of Directors,

/s/ Yuri Itkis
Yuri Itkis
Chief Executive Officer
  Las Vegas, Nevada
  April 4, 2008

FORTUNET, INC.
2950 South Highland Drive
Las Vegas, Nevada 89109
(702) 796-9090
______________________________

PROXY STATEMENT
______________________________

GENERAL INFORMATION

Why am I receiving these proxy materials?

The Board of Directors (the “Board”) of FortuNet, Inc., a Nevada corporation (the “Company”), is furnishing these proxy materials to you in connection with the Company’s 2008 annual meeting of stockholders (the “Annual Meeting”).  The Annual Meeting will be held at the offices of the Company, 2950 South Highland Drive, Las Vegas, Nevada 89109, on May 13, 2008 at 9:00 a.m., Pacific Daylight Time.  You are invited to attend the Annual Meeting and are entitled and requested to vote on the proposals outlined in this proxy statement (“Proxy Statement”).

What proposals will be voted on at the Annual Meeting?

There are three proposals scheduled to be voted on at the Annual Meeting:

1.	To elect directors to serve until the 2009 annual meeting of stockholders and until their successors are elected and qualified.

2.
To ratify the appointment of Schechter Dokken Kanter Andrews & Selcer Ltd. as the Company’s independent registered public accounting firm (hereinafter referred to as “independent auditors”) for the fiscal year ending December 31, 2008.

3.	To consider such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

As to any other business which may properly come before the Annual Meeting, the persons named on the enclosed proxy card will vote according to their best judgment.  The Company does not know now of any other matters to be presented or acted upon at the Annual Meeting.

What are the recommendations of the Company’s Board of Directors?

The Board recommends that you vote “FOR” the election of the directors nominated for election herein and “FOR” the ratification of the appointment of Schechter Dokken Kanter Andrews & Selcer Ltd. as the Company’s independent auditors for the fiscal year ending December 31, 2008.

What is the record date and what does it mean?

The record date for the Annual Meeting is March 14, 2008.  The record date is established by the Board of Directors as permitted by Nevada law.  Holders of shares of the Company’s common stock at the close of business on the record date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments or postponements thereof.

What shares can I vote?

Each stockholder of the Company’s common stock, par value $0.001 per share (“Common Stock”), is entitled to one vote for each share of Common Stock owned as of the record date.  Holders of Common Stock are referred to herein as “Stockholders.”

At the record date, 11,344,612 shares of Common Stock were issued and outstanding.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote on the record date will constitute a quorum permitting the Annual Meeting to conduct its business.

How are abstentions and broker non-votes treated?

Under Nevada law, an abstaining vote and a broker non-vote are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the Annual Meeting.

A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting instructions with respect to that item and has not received instructions from the beneficial owner.  Under the rules that govern brokers who are voting with respect to shares held by them as nominee, brokers have the discretion to vote such shares only on routine matters.  Routine matters include, among others, the election of directors and ratification of auditors.

Under Nevada law and the Company’s bylaws, directors must be elected by a plurality of the votes cast at the election.  Abstentions and broker non-votes are not included in the tabulation of the voting results for the election of directors and, therefore, do not have any effect on Proposal 1.

Under Nevada law and the Company’s bylaws, each matter other than the election of directors is determined by the vote of the holders of a majority of the voting power present or represented by proxy.  For these matters, abstentions are treated as shares present or represented by proxy, so abstentions have the same effect as negative votes.  For these matters, broker non-votes are not deemed to be present or represented by proxy and, therefore, do not have any effect on the outcome of these matters.

What is the voting requirement to approve each of the proposals?

Proposal 1. The five (5) candidates receiving the greatest number of affirmative votes of the shares of Common Stock present in person, or represented by proxy, and entitled to vote at the Annual Meeting will be elected, provided a quorum is present and voting.  Abstentions and broker non-votes will not be counted toward a nominee’s total.

Proposal 2.  Ratification of the appointment of Schechter Dokken Kanter Andrews & Selcer Ltd. as the Company’s independent registered public accounting firm will require the affirmative vote of a majority of the shares of Common Stock present in person, or represented by proxy, and entitled to vote at the Annual Meeting.  Abstentions and broker non-votes will not be counted as having been voted on Proposal 2.

All shares of Common Stock represented by valid proxies will be voted in accordance with the instructions contained therein.  In the absence of instructions, proxies from holders of Common Stock will be voted FOR Proposals 1 and 2.

How do I vote my shares?

You can either attend the Annual Meeting and vote in person or give a proxy to be voted at the Annual Meeting by mailing the enclosed proxy card.

If your shares are registered in the name of a brokerage firm, you may be eligible to vote your shares electronically over the Internet.  A large number of brokerage firms are participating in the Broadridge Financial Solutions, Inc. (“Broadridge”) online program, which provides eligible Stockholders who receive a paper copy of this Proxy Statement the opportunity to vote via the Internet.  If your brokerage firm is participating in Broadridge’s program, your proxy card will provide instructions for voting online.  If your proxy card does not reference Internet information, please complete and return the proxy card in the postage-paid envelope provided.

Who will tabulate the votes?

An automated system administered by Broadridge will tabulate votes cast by proxy at the Annual Meeting and a representative of the Company will tabulate votes cast in person at the Annual Meeting.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual Stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except (i) as necessary to meet applicable legal requirements, or (ii) to allow for the tabulation and/or certification of the vote.

Can I change my vote after submitting my proxy?

You may revoke your proxy at any time before the final vote at the Annual Meeting.  You may do so by one of the following three ways:

•	submitting another proxy card bearing a later date;
•	sending a written notice of revocation to the Company’s corporate Secretary at 2950 South Highland Drive, Las Vegas, Nevada 89109; or
•	attending AND voting in person at the Annual Meeting.

Who is paying for this proxy solicitation?

This proxy solicitation is being made by the Company.  This Proxy Statement and the accompanying proxy were first sent by mail to the Stockholders on or about April 4, 2008.  The Company will bear the cost of soliciting proxies, including preparation, assembly, printing and mailing of the Proxy Statement.  In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.  Proxies may be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, either personally, by telephone, facsimile, or telegram.

How can I find out the voting results?

The Company will announce the preliminary results at the Annual Meeting and publish the final results in the Company’s Quarterly Report on Form 10-Q for the second quarter of fiscal 2008.

How can I avoid having duplicate copies of the proxy statements sent to my household?

Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports, which results in cost savings for the Company.  The practice of “householding” means that only one copy of the proxy statement and annual report will be sent to multiple Stockholders in a Stockholder’s household.  The Company will promptly deliver a separate copy of either document to any Stockholder who contacts the Company’s corporate Secretary at 2950 South Highland Drive, Las Vegas, Nevada 89109 requesting such copies. The “householding” election appears on the Proxy Card accompanying this Proxy Statement. If a Stockholder is receiving multiple copies of the proxy statement and annual report at the Stockholder’s household and would like to receive a single copy of those documents for a Stockholder’s household in the future, that Stockholder should indicate “YES” when voting his or her proxy.  The Stockholders’ affirmative or implied consent will be perpetual unless the Stockholder withholds or revokes it.  If the Stockholder wishes to continue to receive separate proxy statements and annual reports for each account in the Stockholder’s household, the Stockholder must withhold his or her consent to the Company’s “householding” program by so indicating when voting the proxy.  Please note that if a Company Stockholder does not respond, the Stockholder will be deemed to have consented and “householding” will begin 60 days after the mailing of this document.

Each Stockholder may revoke his or her consent to “householding” at any time by contacting Broadridge, either by calling toll-free (800) 542-1061, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.  If a Stockholder revokes his or her consent to participate in the “householding” program, or if a Stockholder submits a written or oral request to the Company to the attention of the Corporate Secretary, 2950 South Highland Drive, Las Vegas, Nevada 89109, each stockholder at the Stockholder’s address will receive individual copies of the Company’s disclosure documents within 30 days of receipt of the Stockholder’s revocation or request.

When are stockholder proposals due for next year’s annual meeting?

Requirements for Stockholder Proposals to be Brought Before an Annual Meeting.  For stockholder proposals to be considered properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice therefor in writing to the Secretary of the Company.  To be timely for the Company’s 2009 Annual Meeting of Stockholders, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company between January 14, 2009 and February 13, 2009.  A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting, (ii) the name and record address of the stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made, (iii) the text of the proposal or business (including the text of any resolutions proposed for consideration) and the reasons for conducting such business at the annual meeting, (iv) the class and number of shares of the Company which are beneficially owned by the stockholder and the beneficial owner, if any, on whose behalf the proposal is made, (v) any material interest in such business of the stockholder or the beneficial owner, if any, on whose behalf the proposal is made; (vi) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) in such stockholder’s capacity as a proponent of a stockholder proposal; (vii) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business; and (viii) a representation whether the stockholder or beneficial owner, if any, intends or is part of a group which intends (A) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the proposal or (B) otherwise to solicit proxies from stockholders in support of such proposal.

Requirements for Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials. Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at the Company’s 2009 Annual Meeting of Stockholders must be received by the Company not later than December 6, 2008 in order to be considered for inclusion in the Company’s proxy materials for that meeting.

PROPOSAL 1
ELECTION OF DIRECTORS

The Board is currently comprised of five directors, each of whose terms expire at the Annual Meeting.  Currently, the Board is composed of the following five members:

Yuri Itkis
Boris Itkis
Merle Berman
Darrel Johnson
Harlan W. Goodson

The Nominating and Corporate Governance Committee of the Board has recommended, and the Board has nominated, Yuri Itkis, Boris Itkis, Merle Berman, Darrel Johnson and Harlan W. Goodson for re-election as directors of the Company, each to serve a term expiring at the 2009 annual meeting of stockholders and until a qualified successor is elected or until the director’s earlier resignation or removal.  Each of the nominees has consented, if elected, to serve until his or her term expires.  If each of these nominees is elected, the Board will be comprised of five directors with one vacancy that can be filled by a majority of the directors then in office.  The Board has no reason to believe that any of the nominees will not serve if elected, but if any one of them should become unavailable to serve as a director, and if the Board designates a substitute nominee, the persons named as proxies will vote for the substitute nominee designated by the Board.

Director-Nominees

Yuri Itkis Age 66
Mr. Itkis is a co-founder of the Company and has been the Chief Executive Officer and Chairman of the Board since 1989. He has also previously served as the Treasurer and Secretary of the Company. For nearly 20 years prior to founding the Company, Mr. Itkis was a Senior Scientist working on NASA’s and foreign research institutions’ projects. He also taught undergraduate and graduate courses in several United States and foreign colleges and he is an author of numerous technical books, articles and patents. From 1994 through 1998, Mr. Itkis served as a director of Interactive Flight Technologies, Inc., a maker of in-flight gaming and entertainment systems. Mr. Itkis is also the co-founder, a director and the president, secretary and treasurer of the Company’s wholly-owned subsidiary, Millennium Games, Inc. Mr. Itkis holds a Candidate of Science degree (equivalent of a Ph.D.) in electrical engineering from the Moscow Institute of Control Problems and master of science degree in administrative sciences from Johns Hopkins University. Yuri Itkis is the father of Boris Itkis.

Boris Itkis Age 39
Mr. Itkis is a co-founder of the Company and has served as its Director of Engineering since 1989 and as Chief Technical Officer since 2004. He was appointed to the Board in January 2006 and as Vice President of Engineering, Secretary and Treasurer in February 2006. He is also the inventor or co-inventor of several issued and pending patents in the Company’s portfolio. From 1994 through 1998, he served as a director of Interactive Flight Technologies, Inc., a maker of in-flight gaming and entertainment systems.  Mr. Itkis is also a director of Millennium Games, Inc., manufacturer, distributor and lessor of electronic bingo and related equipment toys.  Mr. Itkis holds a bachelor of science degree in electrical engineering from the University of California, Los Angeles.  Boris Itkis is the son of Yuri Itkis.

Merle Berman Age 61
Ms. Berman joined the Board in 2006. She is also a member of our Audit Committee and our Nominating and Corporate Governance Committee and serves as chairperson of our Compensation Committee. Ms. Berman is a three-term Nevada legislator, where she served from 1996 to 2001. As a member of the Nevada Assembly, Ms. Berman served on the Legislative Activities, Judiciary, Infrastructure, Elections, Procedures, and Ethics, Health and Human Services, Commerce and Labor, and Government Affairs Committees. Since 2001, Ms. Berman has been a private real estate investor and a member of the Nevada Ethics Commission. Ms. Berman holds a bachelor’s degree from Pennsylvania State University.

Harlan W. Goodson Age 61
Mr. Goodson joined the Board in 2006. He also serves as chairman of our Nominating and Corporate Governance Committee. Mr. Goodson is a sole practitioner of law.  Previously, he was a partner in the law firm of Franchetti & Goodson.  Prior to that, he was Senior Counsel at the Sacramento, California office of Holland & Knight LLP from 2003 to 2006. Mr. Goodson practices in the area of gaming law and Indian gaming regulation. Prior to joining Holland & Knight, Mr. Goodson was the Director of California’s Division of Gambling Control from January 1999 to July 2003. Mr. Goodson is listed in the 2000 edition of Who’s Who in American Law, and in 2002, he received the International Masters of Gaming Law inaugural Regulator of the Year award. Mr. Goodson is also listed in America’s Best Lawyers in the practice of gaming law.  Mr. Goodson received his undergraduate degree from Golden Gate University and his law degree from the John F. Kennedy School of Law.  He is a member of the California Bar.

Darrel Johnson Age 58
Since 2006, Mr. Johnson has been the chief financial executive of Pat Clark Enterprises, a holding company whose assets include a beverage distributorship, an automobile dealership, a motorcycle dealership and a custom hauler and trailer dealership.  From 1997 to 2006, Mr. Johnson was the chief financial officer of Desert Meats & Provisions, a wholesale meat distributor.  From 1991 to 1997, Mr. Johnson was president of Morevest Arizona, Inc., a chain of retail camera shops and photo developing shops in Arizona, Nevada and New Mexico.  Prior to that, Mr. Johnson was the general manager of a rental car franchise; chief financial officer of a holding company whose assets included auto dealerships, rental car agencies, aircraft operations, real estate and restaurants; controller of a manufacturing firm; and an auditor with a certified public accounting firm.  If elected, it is expected that Mr. Johnson would be appointed as chairman of our Audit Committee.  Mr. Johnson holds a bachelor’s degree in accounting from Texas Tech University and has been a certified public accountant since 1973.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION
TO THE BOARD OF EACH OF THE NOMINEES NAMED ABOVE

BOARD AND CORPORATE GOVERNANCE MATTERS

Board Committees and Meetings

Directors are elected by the stockholders and hold office until the next annual meeting following their election and until their successors are duly elected and qualified. Actions by the Board must be approved by a majority of directors. In the event of a tie vote of the directors, our Chairman of the Board will cast an additional tie-breaking vote. Vacancies on the Board and newly created directorships resulting from any increase in the authorized number of directors will be filled by a majority of the directors then in office, even if less than a quorum, or by the sole remaining director.

During fiscal 2007, the Board held six meetings.  Each director attended at least 75% of the total number of the meetings of the Board, with the exception of Mr. Johnson, who attended 75% of the meetings of the Board held following his election. The Board has three committees: Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Each director on the Compensation Committee attended at least 75% of the meetings of the committee with the exception of Mr. Goodson, who attended all of the meetings of the Compensation Committee after being appointed thereto.  Each director of the Audit Committee attended 75% of the meetings of the committee with the exception of Messrs. Goodson and Johnson, who attended all of the meetings of the Audit Committee subsequent to their appointment thereto.  From time to time, the Board may establish other committees to facilitate the management of our business and operations.  The members of the committees during fiscal 2007 are identified in the following table:

Director	Audit	Compensation	Nominating and Corporate Governance
Yuri Itkis
Boris Itkis
Merle Berman	X	Chair	X
Darrel Johnson	Chair
Harlan W. Goodson	X	X	Chair

Assuming that all of the nominees identified herein are elected and a sixth director is not elected at the Annual Meeting, it is expected that the members of the committees following the Annual Meeting will be as follows:

Director	Audit	Compensation	Nominating and Corporate Governance
Yuri Itkis
Boris Itkis
Merle Berman	X	Chair	X
Darrel Johnson	Chair
Harlan W. Goodson	X	X	Chair

Annual Meeting of Stockholders

The Company encourages, but does not require, its Board members to attend the annual stockholders meeting.

Committees of the Board of Directors

The Audit Committee met four times in fiscal 2007.  The Audit Committee currently consists of three members, Ms. Berman and Messrs. Goodson and Johnson, each of whom are independent.  Mr. Johnson is currently the chairman of the Audit Committee.  All of the members of the Audit Committee are able to read and understand fundamental financial statements.  Our Board of Directors has determined that Mr. Johnson is an “audit committee financial expert” as defined by Item 407(d)(5) of Regulation S-K as a result of his education and prior employment experience as described above.

Our Audit Committee assists the Board in its oversight of the integrity of our financial statements and oversees the qualifications, independence and performance of our independent auditor. The Audit Committee has the sole direct responsibility for the selection, appointment, evaluation and retention of our independent auditor and for overseeing its work. All audit services and non-audit services to be provided to us by our independent auditor must be approved in advance by our Audit Committee. The Board has adopted a written charter for the Audit Committee, which is available on our web site, www.fortunet.com.

The Compensation Committee met four times in fiscal 2007.  The Compensation Committee consists of two members, Ms. Berman and Mr. Goodson, each of whom are independent.  Ms. Berman is the chairperson of the Compensation Committee.  The Compensation Committee reviews and makes recommendations to the Board regarding the compensation and benefits of our directors, executive officers, and senior management as well as the Compensation Committee administers the 2005 Stock Incentive Plan and establishes and administers other compensation and employee benefit policies. The Compensation Committee reviews and approves the corporate goals and objectives relevant to the compensation of the President and the other officers of the Company for the upcoming year, evaluates individual current year performance in light of the established goals and recommends to the Board of Directors the annual compensation of the President and other executive officers, including salary and bonus targets, for the upcoming year.  The Compensation Committee reviews the evaluation process and compensation structure for other members of senior management and provides oversight regarding management’s decisions concerning the performance and compensation of such senior management personnel.  The Compensation Committee may receive and review reports from the Company regarding the status of director compensation in relation to other U.S. corporations or similar size and a peer industry survey group and make recommendations to the Board of Directors regarding changes in director compensation.  The Compensation Committee has the authority to retain, at the Company’s expense, a compensation consulting firm to assist in the evaluation of director or executive compensation and any legal and other advisor that it deems necessary.  The Compensation Committee may delegate any of its responsibilities to one or more subcommittees, each of which will be comprised of two or more members.  The Board has adopted a written charter for the Compensation Committee, which is available on our web site, www.fortunet.com.

The Nominating and Corporate Governance Committee met two times in fiscal 2007.  The Nominating and Corporate Governance Committee consists of two members, Ms. Berman and Mr. Goodson, each of whom are independent. Mr. Goodson is the chairman of our Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee is responsible for identifying, evaluating, recruiting and recommending to the Board nominees for election to the Board by the stockholders, including annual evaluations relating to the renomination of incumbents and proposed nominees to fill vacancies that occur between stockholders’ meetings. In addition, the Nominating and Corporate Governance Committee reviews and makes recommendations to the Board regarding corporate governance matters, policies and practices. Our Board has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on our web site, www.fortunet.com.

As provided in its charter, the Nominating and Corporate Governance Committee will give consideration to candidates recommended by the Stockholders of the Company.  Pursuant to the bylaws of the Company, Stockholders wishing to recommend candidates for consideration by the Nominating and Corporate Governance Committee may do so by writing to the Secretary of the Company at 2950 South Highland Drive, Las Vegas, Nevada 89109 providing (i) as to each person whom the stockholder proposes to nominate, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in  each case pursuant to Regulation 14A under the Exchange Act, including, without limitation, such person’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected as well as (A) such person’s name, age, business address and residence address, (B) his or her principal occupation or employment, (C) the class and number of shares of the Company that are beneficially owned by such person, and (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder; and (ii) as to such stockholder (A) the name and address, as they appear on the Company’s books, of such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, and (B) the class and number of shares of the Company which are beneficially owned by such stockholder and/or the beneficial owner, if any, on whose behalf the nomination is made, and any material interest of such stockholder or owner, not less than 90 days nor more than 120 days in advance of the first anniversary of the preceding year’s annual meeting of stockholders to assure time for meaningful consideration by the Nominating and Corporate Governance Committee. There are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder.  Although the Nominating and Corporate Governance Committee has the authority to retain third parties to identify or assist in identifying or evaluating potential nominees, it has not done so.

In reviewing potential candidates for the Board, the Nominating and Corporate Governance Committee considers the background and reputation of potential nominees in terms of character, person and professional integrity, business and financial experience and acumen, how they would complement the other members of the Board in providing a diversity of expertise and experience, their availability to devote sufficient time to Board duties and any other criteria established by the Board.  In considering whether to recommend a director for re-election, the Nominating and Corporate Governance Committee will consider the individual’s past attendance at meetings and participation in and contributions to the activities of the Board and its committees.  The Nominating and Corporate Governance Committee will also consider the effect of any change in a director’s principal occupation or business association from that held when he or she became a member of the Board and the appropriateness of continued membership under the circumstances.  The Nominating and Corporate Governance Committee will ensure that members of the Board’s committees are comprised of independent directors that meet the independence standards established by the Board.  A detailed description of the criteria used by the Nominating and Corporate Governance Committee in evaluating potential candidates may be found in the charter of the Nominating and Corporate Governance Committee which is posted on our web site is www.fortunet.com.

Director Independence

Under independence standards established by the Board, a director does not qualify as independent unless the Board affirmatively determines that the director is independent of the Company.  A director will not be considered independent if he or she (i) accepts, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries other than in his or her capacity as a member of the Board or any committee thereof, (ii) has participated in the preparation of the financial statements of the Company or any of its subsidiaries at any time during the three years preceding his or her appointment to the Board of any committee thereof, (iii) is an affiliate of the Company or any of its subsidiaries, (iv) has a material relationship with the Company or any of its subsidiaries (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company or a subsidiary and determined not merely from the standpoint of the director but also from that of any person or organization with which the director is affiliated) that may interfere with the exercise of his or her independence from management and the Company, or (v) does not meet any other independence requirement under the rules promulgated by the Nasdaq Global Market under its listing standards that require a majority of the Company’s directors to be independent.

The Board has affirmatively determined that each of Ms. Berman and Messrs. Johnson and Goodson satisfy the independence standards and qualify as independent directors.

Executive Sessions

Our independent directors meet in executive session with no management directors or employees present at least three (3) times  last year.  Mr. Goodson presides over these executive sessions as the presiding director.

Access to Corporate Governance Policies

Stockholders may access the Company’s committee charters, the code of ethics and corporate governance guidelines at Company’s web site at www.fortunet.com.  Copies of the Company’s committee charters, corporate governance guidelines and code of ethics will be provided to any stockholder upon written request to the Secretary of the Company at 2950 South Highland Drive, Las Vegas, Nevada 89109.

Communication between Interested Parties and Directors

Stockholders and other interested parties may communicate with individual directors (including the Presiding Director), the members of a committee of the Board, the independent directors as a group or the Board as a whole by addressing the communication to the named director, the committee, the independent directors as a group or the Board as a whole c/o the Secretary of the Company, 2950 South Highland Drive, Las Vegas, Nevada 89109 or via electronic mail to secretary@fortunet.com. The Secretary of the Company will forward all correspondence to the named director, committee, independent directors as a group or the Board as a whole, except for spam, junk mail, mass mailings, product complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. The Secretary of the Company may forward certain correspondence, such as product-related inquiries, elsewhere within the Company for review and possible response.

Director Compensation

During 2007, all independent directors received an annual fee of $5,000, payable in quarterly installments in arrears.  In addition, each independent director received an additional fee of $1,000 for each meeting of the Board that such director attended; $500 for each meeting of the Audit Committee, Compensation Committee or Nominating and Corporate Governance Committee that such director attended as a non-chairperson committee member and each meeting of independent directors in executive session with no management directors or employees present that such director attended; and $750 for each meeting of the Audit Committee, Compensation Committee or Nominating and Corporate Governance Committee that such director attended as a chairperson.   In addition, each independent director was awarded 2,000 restricted shares of the Company’s Common Stock under the Company’s 2005 Stock Incentive Plan for Independent Directors.  The chairperson of the Audit Committee as awarded an additional 2,000 restricted shares of the Company’s Common Stock under the Company’s 2005 Stock Incentive Plan for Independent Directors.  All such restricted shares vested in four equal installments at the end of each fiscal quarter.

During 2008, all independent directors will receive an annual fee of $5,000, payable in quarterly installments in arrears. In addition, each independent director will receive an additional fee of $1,000 for each meeting of the Board that such director attends; $500 for each meeting of the Audit Committee, Compensation Committee or Nominating and Corporate Governance Committee that such director attends as a non-chairperson committee member and each meeting of independent directors in executive session with no management directors or employees present that such director attends; and $750 for each meeting of the Audit Committee, Compensation Committee or Nominating and Corporate Governance Committee that such director attends as a chairperson.  In addition, each independent director will be awarded 3,000 restricted shares of the Company’s Common Stock under the Company’s 2005 Stock Incentive Plan for Independent Directors.  The chairperson of the Audit Committee will be awarded an additional 3,000 restricted shares of the Company’s Common Stock under the Company’s 2005 Stock Incentive Plan for Independent Directors.  All such restricted shares shall vest in four equal installments at the end of each fiscal quarter.

Relationships Among Directors or Executive Officers

Yuri Itkis is the father of Boris Itkis.  During fiscal year 2007, Yuri Itkis’ wife was an employee of the Company.  As of February 2008, the Company’s corporate controller is the wife of director and chief technology officer Boris Itkis.

Code of Ethics

The Company has adopted a Code of Ethics for its directors, officers and other employees, including our principal executive officer, principal financial officer and principal accounting officer.  The Company will post on its website any amendments to, or waivers from, any provision of its Code of Ethics.  A copy of the Code of Ethics is available on the Company’s web site, www.fortunet.com.

TRANSACTIONS WITH RELATED PERSONS

For their service as members of the Board during 2007, each of Ms. Berman and Messrs. Johnson and Goodson were paid cash in the amount of $5,000, payable in quarterly installments in arrears. In addition, each of Ms. Berman and Messrs. Johnson and Goodson received an additional fee of $1,000 for each meeting of the Board that they attended; $500 for each meeting of the Audit Committee, Compensation Committee or Nominating and Corporate Governance Committee that they attended as a non-chairperson committee member and each meeting of independent directors in executive session with no management directors or employees present that each attended; and $750 for each meeting of the Audit Committee, Compensation Committee or Nominating and Corporate Governance Committee that each director attended as a chairperson.  Additionally,  Ms. Berman and Messrs. Johnson and Goods were granted awards of 2,000 restricted shares of the Company’s Common Stock pursuant to the Company’s 2005 Stock Incentive Plan for Independent Directors, all of which shares have fully vested.  For his service as Chairman of the Audit Committee during 2007, Mr. Johnson was granted an additional award of 2,000 restricted shares of the Company’s Common Stock pursuant to the Company’s 2005 Stock Incentive Plan for Independent Directors, all of which shares have fully vested.  For her service as a member of the Audit Committee during 2007, Ms. Berman was granted additional awards of 2,000 restricted shares of the Company’s Common Stock pursuant to the Company’s 2005 Stock Incentive Plan for Independent Directors, all of the shares have fully vested.

Corporate governance guidelines adopted by the Board provide that any transaction that is required to be reported under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission must be reviewed, approved or ratified by the Audit Committee, the Nominating and Corporate Governance Committee or another committee consisting entirely of independent directors under applicable Nasdaq rules.  The types of transactions covered by this policy include but are not limited to (i) the purchase, sale or lease of assets to or from a related person, (ii) the purchase or sale of products or services to or from a related person, or (iii) the lending or borrowing of funds from or to a related person.  Approval of transactions with related persons shall be at the discretion of the reviewing body, but the reviewing body shall consider (A) the consequences to the Company of consummating or not consummating the transaction, (B) the extent to which the Company has a reasonable opportunity to obtain the same or a substantially similar benefit of the transaction from a person or entity other than the related person, and (C) the extent to which the terms and conditions of such transaction are more or less favorable to the Company and its stockholders than the terms and conditions upon which the Company could reasonably be expected to negotiate with a person or entity other than the related person.  Further, our code of ethics requires our directors, officers and employees to raise with our chief compliance officer any material transaction or relationship that could reasonably be expected to give rise to a personal conflicts of interest.  Our corporate governance guidelines also prohibit the Company’s making of any personal loans to directors, executive officers or their immediate family members.

Executive Officers

The following sets forth certain information regarding the Company’s executive officers:

Name	Age	Position
Yuri Itkis	66	Chairman of the Board, Chief Executive Officer
Boris Itkis	39	Vice President of Engineering, Secretary, Treasurer and Chief Technical Officer
Jack B. Coronel	42	Chief Marketing Officer and Director of Compliance and Strategic Development
Kevin A. Karo	39	Chief Financial Officer

Yuri Itkis. Mr. Itkis is a co-founder of the Company and has been the Chief Executive Officer and Chairman of the Board since 1989. He has also previously served as the Treasurer and Secretary of the Company. For nearly 20 years prior to founding the Company, Mr. Itkis was a Senior Scientist working on NASA’s and foreign research institutions’ projects. He also taught undergraduate and graduate courses in several United States and foreign colleges and he is an author of numerous technical books, articles and patents. From 1994 through 1998, Mr. Itkis served as a director of Interactive Flight Technologies, Inc., a maker of in-flight gaming and entertainment systems. Mr. Itkis is also the co-founder, a director and the president, secretary and treasurer of the Company’s wholly-owned subsidiary, Millennium Games, Inc. Mr. Itkis holds a Candidate of Science degree (equivalent of a Ph.D.) in electrical engineering from the Moscow Institute of Control Problems and master of science degree in administrative sciences from Johns Hopkins University. Yuri Itkis is the father of Boris Itkis.

Boris Itkis. Mr. Itkis is a co-founder of the Company and has served as its Director of Engineering since 1989 and as Chief Technical Officer since 2004. He was appointed to the Board in January 2006 and as Vice President of Engineering, Secretary and Treasurer in February 2006. He is also the inventor or co-inventor of several issued and pending patents in the Company’s portfolio. From 1994 through 1998, he served as a director of Interactive Flight Technologies, Inc. Mr. Itkis is also a director of Millennium Games, Inc. Mr. Itkis holds a bachelor of science degree in electrical engineering from the University of California, Los Angeles.  Boris Itkis is the son of Yuri Itkis.

Jack B. Coronel. Mr. Coronel has been the Director of Compliance and Strategic Development since joining the Company in 2002 and was appointed as Chief Marketing Officer in 2005. Concurrent with his employment with the Company, Mr. Coronel also serves as Chief Executive Officer and a director of Las Vegas Card, Inc., a credit card marketing company.  Prior to that, he was a founder of Consumer Rewards International and that company’s chief executive officer from 1996 until 2000. In that role, Mr. Coronel was involved in the development of the Visa Las Vegas and Palm Springs Desert Resorts credit card reward programs. Mr. Coronel received his undergraduate degree, cum laude, from Claremont McKenna College and a law degree from Southwestern University School of Law.

Kevin A. Karo. Mr. Karo has served as the Company’s Director of Finance since October 2007 and has served as the Company’s Chief Financial Officer since January 2008.  Prior to joining the Company, Mr. Karo served as the Chief Financial Officer of Ocean Logistics, a warehousing and trucking company, from April 2007 to September 2007.  From June 2006 to February 2007, Mr. Karo served as the Vice President of Finance for Rhodes Homes, a home builder in Las Vegas.  From June 2005 to June 2006, Mr. Karo was a Senior Manager with PricewaterhouseCoopers.  From April 2004 to June 2005, Mr. Karo was Vice President and Controller for Colony Resorts LVH Acquisitions, LLC, which owns and operates the Las Vegas Hilton.  From 1996 to April 2004, Mr. Karo held various positions as an accountant with Coopers & Lybrand and PricewaterhouseCoopers.  Mr. Karo received his Bachelor of Science degree in accounting from the University of Southern California and is a Certified Public Accountant.

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Schechter Dokken Kanter Andrews & Selcer Ltd. has served as the Company’s independent registered public accounting firm since 2000 and has been appointed by the Board to continue as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2008.  Although the Company is not required to seek stockholder approval of its selection of independent registered public accounting firm, the Board believes it to be sound corporate governance to do so.  If the appointment is not ratified, the Board will investigate the reasons for stockholder rejection and will reconsider its selection of its independent registered public accounting firm.  Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Audit Committee determines that such a change would be in the Company’s and its stockholders’ best interests.

A representative of Schechter Dokken Kanter Andrews & Selcer Ltd. is expected to be present at the Annual Meeting.  The representative will have an opportunity to make a statement if he or she desires to do so, although we do not expect him or her to do so.  The representative is expected to be available to respond to appropriate questions.

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by Schechter Dokken Kanter Andrews & Selcer Ltd. for the audit of the Company’s annual financial statements for the years ended December 31, 2007 and December 31, 2006 and fees billed for other services rendered by Schechter Dokken Kanter Andrews & Selcer Ltd. during those periods.

	Year Ended December 31, 2007	Year Ended December 31, 2006
Audit Fees (1)	$168,419	$157,987
Audit-Related Fees	—	—
Tax Fees (2)	$29,500	31,687
All Other Fees	—	—
Total	$197,919	$189,674

(1)
Audit Fees include professional services rendered in connection with the audit of the Company’s annual financial statements, reviews of financial statements included in the Company’s Quarterly Reports on Form 10-Q services provided in connection with other statutory and regulatory filings.  The fees in fiscal 2006 included fees for services related to our initial public offering and assistance with other regulatory filings.

(2)	Tax Fees include professional services in connection with the preparation of federal and state income tax returns.

In making its recommendation to ratify the appointment of Schechter Dokken Kanter Andrews & Selcer Ltd. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008, the Audit Committee has considered whether services other than audit and audit-related services provided by Schechter Dokken Kanter Andrews & Selcer Ltd. are compatible with maintaining the independence of Schechter Dokken Kanter Andrews & Selcer Ltd.  The Audit Committee has reviewed the non-audit services provided by Schechter Dokken Kanter Andrews & Selcer Ltd. and determined that the provision of these services during fiscal 2007 is compatible with maintaining Schechter Dokken Kanter Andrews & Selcer Ltd’s independence.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee pre-approves all audit and permissible non-audit services provided by its independent registered public accounting firm.  These services may include audit services, audit-related services, tax services and other services.  The Audit Committee has adopted a policy for the pre-approval of services provided by its independent registered public accounting firm.  Under the policy, the independent registered public accounting firm will not be engaged to perform any non-audit service prohibited by law or regulation or to provide any non-audit service unless it is affirmatively determined that performing such service is compatible with maintaining the independent registered public accounting firm’s independence.  The Audit Committee may delegate its pre-approval authority to any member of the Audit Committee, and the decisions of any such member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF
SCHECHTER DOKKEN KANTER ANDREWS & SELCER LTD. AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE YEAR ENDING DECEMBER 31, 2008

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to the Company with respect to the beneficial ownership as of March 14, 2008, by (i) all persons who are beneficial owners of five percent (5%) or more of the Company’s Common Stock, (ii) each director and nominee, (iii) the Named Executive Officers (as defined in the “Executive Compensation” section below), and (iv) all current directors and executive officers as a group.

As of March 14, 2008, 11,344,612 shares of the Company’s Common Stock were issued and outstanding.  The amounts and percentages of Common Stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission (“SEC”) governing the determination of beneficial ownership of securities.  Under the SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security.  A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days.  Under these rules, more than one person may be deemed a beneficial owner of securities as to which such person has no economic interest.  Unless otherwise noted, the address of each beneficial owner listed in the table is c/o FortuNet, Inc., 2950 Highland Drive, Las Vegas, Nevada 89109.

	Number of Shares Beneficially Owned
Name	Number	Percentage
Directors and Named Executive Officers
Yuri Itkis (1)	8,266,500	72.9%
Boris Itkis (2)	83,500	*
Merle Berman (3)	7,250	*
Harlan W. Goodson (4)	6,000	*
Darrel Johnson (5)	8,667	*
Jack B. Coronel	50,000	*
Directors and executive officers as a group (8 persons) (6)	8,426,729	74.3%
Persons owning more than 5% of the Company’s common stock
Yuri Itkis (1)	8,266,500	72.9%

* Less than 1%

(1)	Includes 8,266,500 shares held in the name of the Yuri Itkis Gaming Trust of 1993, of which Yuri Itkis is the sole trustee and beneficiary.

(2)	Boris Itkis is the son of Yuri Itkis.

(3)
Includes 3,000 shares of common stock that vest in four equal quarterly installments on March 31, June 30, September 30 and December 31, 2008.  Includes 1,000 shares held by Ms. Berman as trustee of the Merle Berman 2003 Family Trust.  As trustee, Ms. Berman has the power to vote and dispose of the shares and therefore may be deemed to be the beneficial owner of the shares.  Ms. Berman disclaims beneficial ownership of the shares except to the extent of her pecuniary interest in the shares.

(4)	Includes 3,000 shares of common stock that vest in four equal quarterly installments on March 31, June 30, September 30 and December 31, 2008.

(5)	Includes 6,000 shares of common stock that vest in four equal quarterly installments on March 31, June 30, September 30 and December 31, 2008.

(6)	See notes 1 through 5.

EXECUTIVE COMPENSATION

Summary Compensation Table for 2006 and 2007

The following table sets forth certain information concerning compensation of each person that served as the principal executive officer of the Company during the fiscal years ended December 31, 2006 and December 31, 2007, two other most highly compensated executive officers of the Company during the fiscal years ended December 31, 2006 and December 31, 2007, and an individual who would have been one of the two most highly compensated executive officers during the fiscal year ended December 31, 2007 but for the fact that the individual was not an executive officer of the Company as of December 31, 2007 (collectively, the “Named Executive Officers”):

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Yuri Itkis Chief Executive Officer	2007 2006	$ 182,784 $ 169,402	— —	— —	$ (1) 9,393 $ (1) 9,474	$192,177 $178,876
Boris Itkis Chief Technical Officer	2007 2006	$ 120,000 $ 111,923	— —	— —	— —	$120,000 $111,923
Jack B. Coronel Chief Marketing Officer	2007 2006	$ 164,867 $ 131,923	— $113,300	— $500,004 (2)	—	$164,867 $745,227

(1)
 This amount consists of: (i) $7,000, the aggregate cost to Fortunet for Mr. Itkis’ use of an automobile owned by the Company and (ii) the Company’s payment of $2,474 and $2,393, respectively, to insure the Company owned automobile used by Mr. Itkis throughout fiscal years ending December 31, 2006 and December 31, 2007.

(2)	Represents the aggregate fair value of the grant of 55,556 shares of restricted stock on January 30, 2006 computed with reference to our initial public offering price of $9.00 per share.

Employment Agreements

As our Chief Executive Officer, Yuri Itkis is employed pursuant to an unwritten employment arrangement pursuant to which he is an employee at will, and either he or the Company may terminate his employment at any time.  At the commencement of 2008, Yuri Itkis’ annual salary was $200,000.

As our Chief Technical Officer, Boris Itkis is employed pursuant to an unwritten employment arrangement pursuant to which he is an employee at will, and either he or the Company may terminate his employment at any time.  At the commencement of 2008, Boris Itkis’ annual salary was $120,000.

As our former Chief Financial Officer, Mr. Jacques was employed pursuant to the terms of a written employment agreement, dated as of January 10, 2005, as amended on July 6, 2006.  At the commencement of 2007, Mr. Jacques’ annual salary was $80,500; effective on April 1, 2007, his annual salary was increased to $125,000.  Mr. Jacques also received other employee benefits pursuant to our employee benefit policies. His employment agreement contained a noncompetition provision that, with certain exceptions, prohibited Mr. Jacques from owning interests in or providing services to other companies engaged in the development, manufacture, sale or distribution of bingo or lottery products or related services for a period of two years following termination of his employment with FortuNet. The employment agreement provided that the agreement was terminable immediately by Mr. Jacques or by us.

As our Chief Financial Officer, Mr. Karo is employed pursuant to the terms of a written employment agreement, dated as of October 15, 2007, as amended on December 3, 2007.  At the commencement of Mr. Karo’s employment with the Company in October of 2007, Mr. Karo’s annual salary was approximately $140,000.  Effective on January 5, 2008, Mr. Karo’s annual salary was increased to approximately $150,000 . Mr. Karo also receives other employee benefits pursuant to our employee benefit policies. His employment agreement contains a noncompetition provision that, with certain exceptions, prohibits Mr. Karo from owning interests in or providing services to other companies engaged in the development, manufacture, sale or distribution of bingo or lottery products or related services for a period of two years following termination of his employment with FortuNet. The employment agreement may be terminated immediately by Mr. Karo or the Company.

As our Chief Marketing Officer, Mr. Coronel is employed pursuant to the terms of a written employment agreement, dated as of September 9, 2002, as amended on September 9, 2002, July 6, 2006 and May 1, 2007.  At the commencement of 2008, Mr. Coronel’s annual salary was $145,000.  Mr. Coronel also receives other employee benefits pursuant to our employee benefit policies. Under his employment agreement, Mr. Coronel is not required to devote his full business time to our operations and is permitted to pursue other business opportunities that are not competitive with our business. Mr. Coronel is required to disclose his other business interests to us, but we are not entitled to any financial interest in such opportunities. Currently, Mr. Coronel devotes his full time to the Company. His employment agreement contains a noncompetition provision that, with certain exceptions, prohibits him from owning or providing services to other companies engaged in the development, manufacture, sale or distribution of bingo or lottery products or related services for a period of two years following termination of his employment with the Company. The noncompetition covenant will immediately terminate, however, upon a change of control in which Yuri Itkis ceases to own, directly or indirectly, more than 50% of the issued and outstanding common stock of the Company. The employment agreement may be terminated immediately by Mr. Coronel or the Company.

Outstanding Equity Awards at December 31, 2007

As of the end of the fiscal year ended December 31, 2007, there were not outstanding any unexercised options, stock that had not vested or equity incentive plan awards for any Named Executive Officer.

Director Compensation in 2007

The following table sets forth certain information concerning the compensation of our directors for the fiscal year ended December 31, 2007:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
Yuri Itkis	—	—	—
Boris Itkis	—	—	—
Merle Berman	$ 16,000	$19,175 (1)	$ 46,695
Darrel Johnson	$ 10,000	$24,160 (2)	$ 40,680
Harlan W. Goodson	$ 15,000	$19,175 (3)	$ 45,695

(1)	Represents the aggregate fair value of the grant of 2,500 shares of restricted stock on March 6, 2007 computed in accordance with FAS 123R.

(2)	Represents the aggregate fair value of the grant of 2,667 shares of restricted stock on May 3, 2007 computed in accordance with FAS 123R.

(3)	Represents the aggregate fair value of the grant of 2,500 shares of restricted stock on March 6, 2007 computed in accordance with FAS 123R.

All independent directors received an annual fee of $5,000, payable in quarterly installments in arrears.  In addition, each independent director received an additional fee of $1,000 for each meeting of the Board that such director attended; $500 for each meeting of the Audit Committee, Compensation Committee or Nominating and Corporate Governance Committee that such director attended as a non-chairperson committee member and each meeting of independent directors in executive session with no management directors or employees present that such director attended; and $750 for each meeting of the Audit Committee, Compensation Committee or Nominating and Corporate Governance Committee that such director attended as a chairperson.   In addition, each independent director was awarded 2,000 restricted shares of the Company’s Common Stock under the Company’s 2005 Stock Incentive Plan for Independent Directors.  The chairperson of the Audit Committee as awarded an additional 2,000 restricted shares of the Company’s Common Stock under the Company’s 2005 Stock Incentive Plan for Independent Directors.  All such restricted shares vested in four equal installments at the end of each fiscal quarter.

Compensation Committee Interlocks and Insider Participation

Ms. Berman and Mr. Goodman served as members of the Compensation Committee during 2007. No interlocking relationship exists between any member of the Board of Directors or Compensation Committee and any member of the board of directors or compensation committee of any other companies, nor has such interlocking relationship existed in the past.

REPORT OF THE AUDIT COMMITTEE

The information contained in the following report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

The Audit Committee of the Board of Directors consists of Ms. Berman and Mr. Johnson.  Mr. Johnson serves as Chairman of the Committee.  The Board of Directors has determined that each member of the Audit Committee meets the experience requirements of the rules and regulations of the Nasdaq Global Market and the Securities and Exchange Commission, as currently applicable to the Company.  The Board of Directors has also determined that Ms. Berman and Mr. Johnson meet the independence requirements of the rules and regulations of the Nasdaq Global Market and the Securities and Exchange Commission, as currently applicable to the Company.

The Audit Committee operates under a written charter approved by the Board of Directors.  A copy of the charter is available on our web site, www.fortunet.com.

The Audit Committee provides assistance to the Board of Directors in fulfilling its oversight responsibility to the stockholders, potential stockholders, investment community and others relating to the integrity of the Company’s financial statements and its financial reporting process, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications, independence and performance and the performance of the Company’s internal audit function.

As part of that oversight process, the Audit Committee regularly meets with management, the CFO, and the outside auditors. In 2007 the Audit Committee met five times, including quarterly closed sessions with the auditors in which management was not present. The Audit Committee routinely reviews the Company’s financial statements and annually reviews the auditors report on matters required by SAS 61, management’s representation letters to the auditors, and has consulted with advisors regarding the Sarbanes-Oxley Act and the ongoing development of internal controls. The Audit Committee additionally reviews all Board and Committee meeting minutes, legal proceedings, compliance issues and the Company’s Code of Ethics.

The primary responsibility of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits and reviews of the financial statements of the Company and to report to the Board of Directors with respect thereto.  The Audit Committee annually recommends to the Board of Directors the appointment of an independent registered public accounting firm to audit the consolidated financial statements and internal controls over financial reporting of the Company and meets with such personnel of the Company to review the scope and the results of the annual audits, the amount of audit fees, the Company’s internal controls over financial reporting, the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K and other related matters.

The Audit Committee has reviewed and discussed with management the consolidated financial statements for fiscal year 2007 audited by Schechter Dokken Kanter Andrews & Selcer Ltd., the Company’s independent registered public accounting firm, and management’s assessment of internal controls over financial reporting. The Audit Committee has discussed with Schechter Dokken Kanter Andrews & Selcer Ltd. various matters related to the financial statements, including those matters required to be discussed by SAS 61. The Audit Committee has also received the written disclosures and the letter from Schechter Dokken Kanter Andrews & Selcer Ltd. required by Independence Standards Board Standard No. 1, and has discussed with Schechter Dokken Kanter Andrews & Selcer Ltd. its independence. Based upon such review and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the Securities and Exchange Commission.

The Audit Committee and the Board of Directors also have recommended, subject to stockholder ratification, the selection of Schechter Dokken Kanter Andrews & Selcer Ltd. as our independent registered public accounting firm for the year ending December 31, 2008.

Members of the Audit Committee

Merle Berman
Darrel Johnson
Harlan W. Goodson

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and any persons who directly or indirectly hold more than 10 percent of the Company’s Common Stock (“Reporting Persons”) to file reports of ownership and changes in ownership with the SEC.  Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received and written representations from certain Reporting Persons that no such forms were required, the Company believes that during fiscal 2007 all Reporting Persons complied with the applicable filing requirements on a timely basis.

OTHER MATTERS

The Company knows of no other matters that will be presented for consideration at the Annual Meeting.  If any other matters properly come before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

ANNUAL REPORT ON FORM 10-K AND ANNUAL REPORT TO STOCKHOLDERS

UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY, 2950 SOUTH HIGHLAND DRIVE, LAS VEGAS, NEVADA 89109, THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED A COPY OF THE FISCAL 2007 REPORT, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES FILED THEREWITH.

By Order of the Board of Directors,

/s/ Yuri Itkis
Chairman of the Board and
Chief Executive Officer

April 4, 2008
Las Vegas, Nevada